UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2018

TROPICANA ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53831	27-0540158
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8345 W. Sunset Road, Suite 300, Las Vegas, Nevada 89113

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (702) 589-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on April 15, 2018, Tropicana Entertainment Inc. (the “Company”) entered into a Merger Agreement, dated as of April 15, 2018 (the “Merger Agreement”), by and between the Company, Eldorado Resorts, Inc., a Nevada corporation (“ERI”), Delta Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of ERI (“Merger Sub”), and GLP Capital, L.P., a Pennsylvania limited partnership that is the operating partnership of Gaming and Leisure Properties, Inc. (“GLP”), pursuant to which (i) GLP agreed to purchase substantially all of the real property assets owned by the Company, other than the MontBleu Casino Resort & Spa and the Tropicana Aruba Resort and Casino, for $1.21 billion pursuant to a Real Estate Purchase Agreement, dated as of April 15, 2018 (the “Real Estate Purchase Agreement”), by and between the Company and GLP and (ii) immediately following the consummation of the transactions contemplated by the Real Estate Purchase Agreement, Merger Sub agreed to merge with and into the Company, with the Company as the surviving entity (the “Merger”). In order for GLP to timely obtain the necessary regulatory approvals, the Real Estate Purchase Agreement was subsequently amended to provide for (i) the purchase of substantially all of the real property assets owned by the Company, other than the MontBleu Casino Resort & Spa, the Lumière Place Casino and Hotel (“Lumière Place”), and the Tropicana Aruba Resort and Casino, by GLP for $964 million and (ii) the purchase of the real property assets owned by the Company associated with Lumière Place by Tropicana St. Louis RE LLC, a Delaware limited liability company and a wholly owned subsidiary of ERI, for $246 million (the “Real Estate Sale” and, together with the Merger, the “Tropicana Transaction”). The Tropicana Transaction was consummated on October 1, 2018.

Item 1.01                                           Entry into a Material Definitive Agreement.

In order for GLP to timely obtain the necessary regulatory approvals to consummate the Tropicana Transaction, the Company entered into Amendment No. 1 and Joinder to Purchase and Sale Agreement, dated October 1, 2018 (the “Amendment”), by and among the Company, GLP and ERI, pursuant to which ERI was joined as a party to acquire the real property assets associated with Lumière Place through its wholly-owned subsidiary Tropicana St. Louis RE LLC for $246 million in place of GLP.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 1.02                                           Termination of a Material Definitive Agreement.

In connection with the consummation of the Tropicana Transaction, on October 1, 2018, the Company terminated the Credit Agreement, dated as of November 27, 2013 among the Company, the Lenders listed therein, Credit Suisse AG, Cayman Islands Branch, as administrative agent, as amended, restated, supplemented or otherwise modified (the “Credit Agreement”).

In connection with the termination of the Credit Agreement, the Company repaid all of the outstanding obligations in respect of principal, interest and fees under the Credit Agreement.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On October 1, 2018, Tropicana Transaction was consummated, pursuant to which (i) IEP Eagle Beach LLC, a Delaware limited liability company and affiliate of Icahn Enterprises L.P., a Delaware master limited partnership, purchased the Tropicana Aruba Resort and Casino from the Company, (ii) GLP purchased substantially all of the real property assets owned by the Company, other than the MontBleu Casino Resort & Spa, Lumière Place and the Tropicana Aruba Resort and Casino, (iii) ERI purchased the real property assets owned by the Company associated with Lumière Place and (iv) immediately following the consummation of the Real Estate Sale, Merger Sub merged with and into the Company, with the Company as the surviving entity. Accordingly, as a result of the Merger and as of the effective time of the Merger (the “Effective Time”), the Company is a wholly-owned subsidiary of ERI.

At the Effective Time, each share of the common stock, par value $0.01 per share, of the Company (the “Shares”), issued and outstanding immediately prior to the Effective Time was cancelled and each such Share (other than Shares owned by ERI, Merger Sub or any of their respective subsidiaries or affiliates (other than the Company) or Shares owned by the Company or the Company’s subsidiaries) was converted into the right to receive $75.14 in cash, without interest, less any applicable withholding taxes (the “Merger Consideration”).

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 to the Company’s Form 8-K filed on April 16, 2018 and is incorporated herein in its entirety by reference.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Shares will no longer be quoted on the OTCQB Market.  The Company intends to terminate the registration of the Shares under Section 12 of the Exchange Act of 1934, as amended, and as a result, the Company will no longer file reports with the United States Securities and Exchange Commission.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information in Item 2.01 and 3.01 is incorporated by reference herein.

At the Effective Time, the Company’s stockholders immediately before the Effective Time ceased to have any rights as stockholders in the Company, other than their right to receive the Merger Consideration.

Item 5.01                                           Changes in Control of Registrant.

The information in Item 2.01 and 3.01 is incorporated by reference herein.

On October 1, 2018, a change of control of the Company occurred, and the Company is now a wholly-owned subsidiary of ERI.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Merger, each of Messrs. Daniel A. Cassella, Keith Cozza, Hunter C. Gary, Carl C. Icahn, William A. Leidesdorf, Daniel H. Scott and Anthony P. Rodio resigned and ceased to be members of the Board of Directors of the Company (including any committees thereof).

In addition, effective as of the Effective Time, the Named Executive Officers of the Company, Anthony P. Rodio, Theresa Glebocki and William C. Murtha, resigned and ceased servicing in such capacities.

These resignations were not a result of any disagreements between the Company and its directors or officers on any matter relating to the Company’s operations, policies or practices.

As of the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time became the directors and officers of the Surviving Corporation.  The directors of Merger Sub immediately prior to the Effective Time were Gary L. Carano, Anthony L. Carano, and Thomas R. Reeg. The officers of Merger Sub immediately prior to the Effective Time were Gary L. Carano, Anthony L. Carano, Thomas R. Reeg and Edmund L. Quatmann, Jr.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 2.01 and 3.01 is incorporated by reference herein.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the bylaws of the Company were amended and restated in their entirety, a copy of which is filed as Exhibit 3.2 to this Form 8-K and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger by and among Eldorado Resorts, Inc., Delta Merger Sub, Inc. GLP Capital, L.P. and Tropicana Entertainment Inc., dated as of April 15, 2018 (incorporated by reference to the Company’s Current Report on Form 8-K, filed April 16, 2018)*

3.1	Second Amended and Restated Certificate of Incorporation of Tropicana Entertainment Inc.

3.2	Third Amended and Restated Bylaws of Tropicana Entertainment Inc.

10.1	Amendment No. 1 and Joinder to Purchase and Sale Agreement, dated October 1, 2018, by and among Tropicana Entertainment Inc., GLP Capital, L.P. and Eldorado Resorts, Inc.

*Certain schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules or similar attachments upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or attachments so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2018

TROPICANA ENTERTAINMENT INC.

By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Executive Vice President, Chief Legal Officer and Secretary